ACCOUNTS PAYABLE AND OTHER	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS PAYABLE AND OTHER
ACCOUNTS PAYABLE AND OTHER

(US$ MILLIONS)	June 30, 2019	December 31, 2018
Current
Accounts payable	$2,882	$1,819
Accrued and other liabilities (1) (2) (4) (5)	4,730	3,498
Work in progress (3)	1,424	1,637
Provisions and decommissioning liabilities	410	234
Total current	$9,446	$7,188
Non-current
Accounts payable	$99	$97
Accrued and other liabilities (2) (4) (5)	3,978	1,206
Work in progress (3)	58	71
Provisions and decommissioning liabilities	849	520
Total non-current	$4,984	$1,894
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(1)	Includes bank overdrafts of $940 million as at June 30, 2019 (December 31, 2018: $581 million).

(2)
Includes a defined benefit pension obligation of $592 million ($15 million current and $577 million non-current) and a post-retirement benefit obligation of $74 million ($5 million current and $69 million non-current) as at June 30, 2019.

(3)	See Note 15 for additional information.

(4)	Includes lease liabilities of $1,215 million ($209 million current and $1,006 million non-current) as at June 30, 2019.

(5)	Includes financial liabilities of $1,735 million ($87 million current and $1,648 million non-current) as at June 30, 2019 related to the sale and leaseback of hospitals as described below.

The increase in accounts payable and other from December 31, 2018 is primarily attributable to the acquisitions of Clarios and Healthscope in the second quarter of 2019, as well as the recognition of lessee lease liabilities recorded on the adoption of IFRS 16.
As part of the acquisition of Healthscope, the partnership received $1.7 billion as proceeds for the sale and leaseback of 22 wholly owned freehold hospital properties. The partnership did not relinquish control of these hospital properties and the hospital properties were not derecognized from property, plant, and equipment. The proceeds received were recognized as a financial liability.